UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2012

Servotronics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

In the third quarter of 2012, Aero Metal Products, Inc. (“AMP”), a wholly owned subsidiary of Servotronics, Inc. (the “Company”), ceased all manufacturing operations and the Company will account for AMP as discontinued operations in such period. On October 23, 2012, AMP announced that it will surrender all assets under the personal property and real property lease to the lessor, Aero Inc., a previously reported related party, by November 3, 2012.

In 2009, AMP leased certain personal property from a related party through the execution of a capital lease. Also in 2009, AMP entered into a real property operating lease agreement, with the same related party. These transactions have been disclosed as related party transactions in the Company’s filings with the Securities and Exchange Commission because the wife of one of the Company’s directors is the sole shareholder of Aero, Inc., the company that is leasing the assets to AMP.

As previously reported, on July 23, 2012, the Company gave notice of termination of the Personal Property Lease dated as of November 3, 2009 (the “Agreement”). Under the terms of the Agreement, monthly payments of $7,500 still continue to July 2013. The term of the real property lease is scheduled to end on November 3, 2012 and AMP will surrender the property by such date.

Item 9.01                      Financial Statements and Exhibits.

(b)           Pro-forma Financial Statements

The following unaudited Pro Forma Consolidated Financial Statements of the Company for the years ended December 31, 2011 and 2010 and as of and for the six months ended June 30, 2012 are attached hereto:
Page
Pro Forma Consolidated Financial Statements (Unaudited)	F-1
Pro Forma Consolidated Balance Sheet (Unaudited) - As of June 30, 2012	F-2
Pro Forma Consolidated Statement of Income (Unaudited) - for the Six Months Ended June 30, 2012	F-3
Pro Forma Consolidated Statement of Income (Unaudited) - for the Year Ended December 31, 2011	F-4
Pro Forma Consolidated Statement of Income (Unaudited) - for the Year Ended December 31, 2010 Notes to the Pro Forma Consolidated Financial Statements	F-5 F-6

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 24, 2012

SERVOTRONICS, INC.

	By:	/s/Cari L. Jaroslawsky, Chief Financial Officer
Cari L. Jaroslawsky
Chief Financial Officer

SERVOTRONICS, INC.

Pro Forma Consolidated Financial Statements
(Unaudited)

In the third quarter of 2012, Aero Metal Products, Inc. (“AMP”), a wholly owned subsidiary of Servotronics, Inc. (the “Company”) ceased all manufacturing operations and the Company has accounted for AMP as a discontinued operation as of such date (the “Disposition”).  On October 23, 2012, AMP announced that it will surrender all assets under the personal property and real property lease to the lessor, Aero Inc., a previously reported related party, by November 3, 2012.

In 2009, AMP leased certain personal property from a related party through the execution of a capital lease. Also in 2009, AMP entered into a real property operating lease agreement, with the same related party. These transactions have been disclosed as related party transactions in the Company’s filings with the Securities and Exchange Commission because the wife of one of the Company’s directors is the sole shareholder of Aero, Inc., the company that is leasing the assets to AMP.

As previously reported, on July 23, 2012, the Company gave notice of termination of that certain Personal Property Lease dated as of November 3, 2009 (the “Agreement”). Under the terms of the Agreement, monthly payments of $7,500 still continue to July 2013. The term of the real property lease is scheduled to end on November 3, 2012 and AMP will surrender the property by such date.

The following pro forma consolidated balance sheet (unaudited) as of June 30, 2012 and pro forma consolidated statements of operations (unaudited) of Servotronics, Inc. for the six months ended June 30, 2012 and the years ended December 31, 2011 and 2010, give effect to the Disposition. The pro forma consolidated financial statements have been prepared by management of the Company based upon the historical financial statements of the Company and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effects of the Disposition as if it had been consummated on June 30, 2012.

The pro forma consolidated statements of income set forth the effect of the Disposition as if it had been consummated on January 1, 2010.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the Disposition had occurred on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of the Company included in its annual report on Form 10-K for the year ended December 31, 2011.

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2012
($000’s omitted except share and per share data)
 (Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Assets

Current Assets:
Cash and cash equivalents	$4,266	$(74)	$4,192
Accounts receivable, net	6,162	(100)	6,062
Inventories, net	11,684	(425)	11,259
Prepaid income taxes	447	(104)	343
Deferred income taxes	754	-	754
Other assets	808	(31)	777
Assets held for sale	650	-	650
Total current assets	24,771	(734)	24,037

Property, plant and equipment, net	5,881	(383)	5,498
Other non-current assets	353	-	353
Total Assets	$31,005	$(1,117)	$29,888

Liabilities and Shareholders' Equity

Current Liabilities:
Current portion of long-term debt	$191	$-	$191
Current portion of capital lease related party	81	(81)	-
Accounts payable	1,439	(1)	1,438
Accrued employee compensation and benefit costs	1,515	(19)	1,496
Dividends payable	358	-	358
Other accured liabilities	191	-	191
Total current liabilities	3,775	(101)	3,674

Long-term debt	2,845	-	2,845
Long-term portion of capital lease related party	292	(292)	-
Deferred income taxes	496	-	496

Shareholders' equity:
Common Stock, par value $.20; authorized
4,000,000 shares; issued 2,614,506 shares;
outstanding 2,148,992 shares	523	-	523
Capital in excess of par value	13,926	-	13,926
Retained earnings	12,158	(724)	11,434
Accumulated other comprehensive loss	(67)	-	(67)
Employee stock ownership trust commitment	(1,266)	-	(1,266)
Treasury stock, at cost 230,400 shares	(1,677)	-	(1,677)
Total shareholders' equity	23,597	(724)	22,873

Total Liabilities and Shareholders' Equity	$31,005	$(1,117)	$29,888

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2012
($000’s omitted except per share data)
(Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Revenue	$16,007	$(221)	$15,786

Costs, expenses and other income:
Costs of good sold, exclusive of depreciation and amortization	11,991	(447)	11,544
Selling, general and administrative and administrative	2,573	(95)	2,478
Interest expense	27	(4)	23
Depreciation and amortization	340	(44)	296
Other income, net	(10)	–	(10)
Total expenses	14,921	(590)	14,331
Income before from continuing operations before income tax provision	1,086	369	1,455
Income tax provision	309	125	434

Income from continuing operations	777	244	1,021

Discontinued Operations:
Loss from operations of discontinued component, net of income tax benefit	(160)	–	(160)
Write-down of assets associated with a discontinued component, net of income tax benefit	(268)	–	(268)
Loss from discontinued operations	(428)	–	(428)

Net income	$349	$244	$593

Income (loss) per share:
Basic
Income per share from continuing operations	$0.37	$0.12	$0.49
Loss per share from discontinued operations	(0.20)	–	(0.20)
Total net income per share	$0.17	$0.12	$0.29

Diluted
Income per share from continuing operations	$0.36	$0.11	$0.48
Loss per share from discontinued operations	(0.20)	–	(0.20)
Total net income per share	$0.16	$0.11	$0.28

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
($000’s omitted except per share data)
(Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Revenue	$34,181	$(310)	$33,871

Costs, expenses and other income:
Costs of good sold, exclusive of depreciation and amortization	25,278	(957)	24,321
Selling, general and administrative and administrative	5,019	(178)	4,841
Interest expense	65	(9)	56
Depreciation and amortization	686	(87)	599
Other income, net	(162)	-	(162)
Total expenses	30,886	(1,231)	29,655

Income before income tax provision	3,295	921	4,216

Income tax provision	669	313	982

Net income	$2,626	$608	$3,234

Income Per Share:

Basic
Net income per share	$1.31	$0.31	$1.62

Diluted
Net income per share	$1.24	$0.29	$1.53

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
($000’s omitted except per share data)
(Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Revenue	$31,659	$(292)	$31,367

Costs, expenses and other income:
Costs of good sold, exclusive of depreciation and amortization	22,900	(558)	22,342
Selling, general and administrative and administrative	5,001	(184)	4,817
Interest expense	74	(11)	63
Depreciation and amortization	664	(85)	579
Other income, net	(28)	-	(28)
Total expenses	28,611	(838)	27,773

Income before income tax provision	3,048	546	3,594

Income tax provision	920	186	1,106

Net income	$2,128	$360	$2,488

Income Per Share:
Basic
Net income per share	$1.08	$0.18	$1.26

Diluted
Net income per share	$1.01	$0.17	$1.18

SERVOTRONICS, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The pro forma consolidated financial statements have been prepared by management of the Company based upon the historical financial statements of the Company and include pro forma adjustments to account for the closing of Aero Metal Products Inc., a wholly owned related party subsidiary of Servotronics, Inc.

The pro forma adjustments remove all revenue and expense results of Aero Metal Products Inc. in the periods presented as the Company has ceased all manufacturing operations as of September 30, 2012 and does not plan to sell or produce the product line of Aero Metal Products Inc. in the future. The pro forma adjustments also remove the related assets and liabilities of Aero Metal Products, Inc. with the exception of $35,000 in general manufacturing equipment that will be transferred to and put into operation at a subsidiary of the Company.

In conjunction with the disposal transaction, management will be evaluating inventory on hand as of September 30, 2012 to determine if an adjustment is required to record items at the lower of cost or market. Management will also evaluate potential options to liquidate inventory on hand at September 30, 2012. The write-down and related tax effect have not been considered in the pro forma adjustments on the accompanying consolidated statements of income.

On July 23, 2012, the Company gave notice of termination on the Personal Property Lease dated as of November 3, 2009 being accounted for as a capital lease related party in the previously reported consolidated financial statements. Under the terms of the agreement, monthly payments of $7,500 continue to July 2013. As a result of this notice and the aforementioned disposal transaction, removal of the related machinery and equipment and capital lease liability are reflected in the pro forma adjustments on the accompanying consolidated balance sheet. During the three months ended September 30, 2012, a liability for the loss associated with the remaining payments on the Personal Property Lease with related party will be recorded and has not been considered in the pro forma adjustments on the accompanying consolidated financial statements.